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                     SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C.  20549


                             -------------

                               FORM 8-K

                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  October 10, 1999
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                      DSP COMMUNICATIONS, INC.
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     (Exact Name of Registrant as Specified in its Charter)


Delaware                         0-25622               77-0389180
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(State or Other Jurisdiction   (Commission          (IRS Employer
of Incorporation)              File Number)         Identification
                                                    Number)


20300 Stevens Creek Boulevard, Cupertino, California        95014
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(Address of principal executive offices)                 (Zip Code)



Registrant's Telephone number, including area code     (408) 777-2700
                                                   ------------------

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Item 5. Other Items.

1.      Filed herewith as Exhibit 99.1 is a press release issued on October
14, 1999 by DSP Communications, Inc. (the "Company") and Intel Corporation
("Parent") announcing the execution of the Agreement and Plan of Merger, dated as of October 13, 1999 (the "Merger Agreement"), by and among the Company, Parent and CWC Acquisition Corporation, a wholly owned subsidiary of Parent ("Purchaser"). The Merger Agreement provides for Purchaser to commence a cash tender offer (the "Offer") on October 20, 1999 for all of the shares of common stock, par value $0.001 per share (collectively, the "Shares"), of the Company at a price of $36.00 per Share, net to the seller in cash, upon the terms and subject to the conditions to be contained in Purchaser's Offer to purchase. The Merger Agreement further provides that, as soon as practicable after the satisfaction or waiver of the conditions set forth in the Merger Agreement (including, without limitation, the consummation of the Offer), and in accordance with the relevant provisions of the Delaware General Corporation Law, as amended (the "DGCL"), Purchaser will be merged (the "Merger") with and into the Company. Following the consummation of the Merger, the Company will continue as the surviving corporation and will be a wholly owned subsidiary of Parent. In the Merger, the holders of Shares (other than the Company, Parent, Purchaser or any subsidiary of any of the foregoing and any holder who properly exercises appraisal rights under the DGCL) will receive the same per Share consideration as is paid to holders of Shares in the Offer. The foregoing is qualified in its entirety by reference to the complete text of the Press
Release which is filed as Exhibit 99.1 hereto.

2. On October 10, 1999, the Board of Directors approved an amendment to the Company's Bylaws, to decrease the number of seats on the Company's Board from eight (8) to six (6).

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits

        3.5 Resolution adopted by the Board of Directors at a meeting of the Board held on October 10, 1999, amending the Bylaws of DSP
               Communications, Inc.

        99.1   Press Release of Intel Corporation and DSP Communications,
               Inc. issued on October 14, 1999.

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                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DSP COMMUNICATIONS, INC.



Dated: October 18, 1999       By:  /s/ Stephen P. Pezzola
                                 ----------------------------------
                                   Stephen P. Pezzola
                                   General Counsel and Secretary

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                          Index to Exhibits
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

Exhibit
Number                         Exhibit
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
3.5        Resolution adopted by the Board of Directors at a meeting of the
           Board held on October 10, 1999, amending the Bylaws of DSP
           Communications, Inc.

99.1 Press Release of Intel Corporation and DSP Communications, Inc., issued on October 14, 1999
